SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant   X
                        ------
Filed by a Party other than the Registrant ___

Check the appropriate box:
___Preliminary Proxy Statement       ___Confidential, for Use of the Commission
                                         Only(as permitted by Rule 14a-6(e)(2))
___Definitive Proxy Statement
_X_Definitive Additional Materials
___Soliciting Material Under Rule 14a-12

                        MUNICIPAL MORTGAGE & EQUITY, LLC
                  -------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
_X_No fee required.
___Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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___ Fee paid previously with preliminary materials:

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___ Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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


                               ADJOURNMENT NOTICE!
===============================================================================


                                  June 15, 2001
                                  -------------

Dear Fellow Shareholder:

Our Annual Meeting of Shareholders was adjourned to allow additional time for shareholders to vote on Proposals 2 and 3, which we have amended and are resubmitting for your consideration. The meeting will reconvene on July 19, 2001, at 11:45 a.m., and will be held at the offices of the Company: 218 N. Charles St., Suite 500, Baltimore, Maryland 21201. Regardless of the number of shares you own, your vote is very important to us and we need your support. If you have not already voted, please return the enclosed proxy form as soon as possible. If you wish to change your vote in consideration of the amended proposals, you have until July 18 to do so. If you have already voted and do not wish to change your vote, no action is necessary.

We have amended Proposal 2, regarding the authorization of the issuance of shares under the 2001 Share Incentive Plan, to reduce the number of shares to be authorized for issuance under the plan from 1,000,000 to 900,000. This reduces the percentage of shares represented by the plan to 4.2% of the total shares outstanding as of March 31, 2001. Proposal 3, relating to the 2001 Non-employee Directors' Share Plan, is unchanged. However, the total number of shares to be issued under both plans is now 1,050,000, or 4.88% of the total shares outstanding as of March 31, 2001. Attached to this letter is the amended Proposal 2 and its amended Appendix, as well as the original Proposal 3 with its original Appendix.

With the amendment to Proposal 2, the number of shares authorized for issuance under the two share incentive plans will be less than 5% of the total outstanding shares as of March 31, 2001. As a result, the New York Stock Exchange rules will allow members of the exchange to vote on Proposals 2 and 3 in the absence of specific instructions from the beneficial owners. Accordingly, if your shares are held of record by a broker or some other entity, and if you have accepted the discretionary voting option of that broker or entity, then your shares may be voted in favor of the Board's recommendation. If you object to the Board's recommendation, please vote using any of the methods stated on the enclosed proxy card.

Your Board of Directors believes that providing share incentives to employees and non-employee Directors provides an important means to link compensation to the Company's performance and to promote continued identity of interests between the Company's independent Directors, employees and shareholders.

To approve Proposals 2 and 3, 50% or more of our total outstanding shares need to vote in favor of them. Therefore a significant voting return from our shareholders is required. Please save your company the expense of additional solicitation costs by voting in FAVOR of Proposals 2 and 3 as soon as possible.

Proposal 1, regarding the Election of Directors, received the necessary shareholder approval and as a result will not be resubmitted to shareholders at the July 19 meeting.

               Your Board of Directors recommends a vote in FAVOR
               --------------------------------------------------

Your bank or broker allows you to vote your shares telephonically or via the Internet if you wish. Kindly follow the instructions on the enclosed voting form to cast your vote. The voting process is quick and easy.

If you have any questions or need assistance in voting your shares, please call our proxy solicitor Georgeson Shareholder Communications, Inc. toll free at 1-888-383-9839.

Thank you for your time and effort.


Sincerely,


/s/ William S. Harrison
Chief Financial Officer


                     IF YOU HAVE RECENTLY MAILED YOUR PROXY,
                 PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST

            PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE & EQUITY, LLC
                            2001 SHARE INCENTIVE PLAN
                    (Proposal No. 2) - Amended June 15, 2001


The following is a brief description of the material features of the 2001 Share Incentive Plan. The description is qualified in its entirety by reference to such plan, a copy of which is attached hereto as Appendix A).

     In 1996 and 1998 the Company established the 1996 Share Incentive Plan (the "1996 Plan") and the 1998 Share Incentive Plan (the "1998 Plan" and together with the 1996 Plan, the "Plans"), respectively, to provide a means to attract, retain and reward executive officers and other key individuals of the Company, to link individual compensation to measures of the Company's performance, and to promote ownership of a greater proprietary interest in the Company. The Board of Directors believes that the Plans met each of its stated purposes. However, 1,514,269 of the 1,722,033 Common Shares (the "Shares") reserved for issuance in connection with awards under the Plans have been awarded.


     Accordingly, the Board of Directors has adopted and recommends the approval by Shareholders of a new 2001 Share Incentive Plan (the "2001 Plan") providing for the issuance of up to 900,000 Shares to executive officers, other key employees and key independent contractors. Approximately 188 employees and key independent contractors will be eligible to participate in the 2001 Plan. The terms of the 2001 Plan will be generally the same as those of the 1996 and 1998 Plans. Subject to approval by the Company's Shareholders, the 2001 Plan will become effective as of July 19, 2001 and expire when either the Board takes action to terminate the 2001 Plan or when no Shares remain available for issuance under the 2001 Plan and the Company and those who have been granted an award under the 2001 Plan (the "Participants") have no further rights or obligations under the 2001 Plan. The Board of Directors believes the amount of shares available under the 2001 Plan is reasonable and fair to the current Shareholders of the Company and represents less than 5% of the total outstanding shares as of March 31, 2001.


     The 2001 Plan authorizes grants of a broad variety of awards, including non-qualified stock options, stock appreciation rights, restricted shares, deferred shares, and shares granted as a bonus or in lieu of other awards. Any restricted Share or deferred Share awards would need to be approved or ratified by the Share Incentive Committee (the "Committee"). The 2001 Plan will be administered by the Committee. The Committee is authorized to select from among the eligible participants of the Company the individuals to whom awards are to be granted and to determine the number of Shares to be subject thereto and the terms and conditions thereof. The Committee may condition the grant, vesting, exercisability or settlement of any award on the achievement of specified performance objectives. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 2001 Plan. Awards may be settled in cash, Common Shares, or other property, in the discretion of the Committee. The Committee may adjust the number of Shares reserved under the 2001 Plan and the number of Shares relating to outstanding awards and related terms to reflect share splits of the Common Shares and other extraordinary corporate events. No member of the Committee will be eligible to participate in the 2001 Plan.


     Initially, 900,000 Shares are reserved for issuance in connection with awards under the 2001 Plan, except that Shares issued as Restricted Shares and Shares issued as Awards other than Options (including Restricted Shares) will not exceed 20% and 40% of the total reserved under the 2001 Plan, respectively. Shares subject to forfeited or expired awards, as well as shares relating to awards settled in cash or otherwise terminated without issuance of Shares to the Participant, again become available under the 2001 Plan.


     The price to be paid by Participants for Shares issued under the 2001 Plan will be determined by the Committee in its sole discretion. The Exercise price of Share options ("Options") granted may be equal to, greater than or less than the fair market value of Common Shares on the grant date. As of March 30, 2001, the fair market value of the Common Shares was $22.40 per Common Share. The Committee, in its sole discretion, determines the time of Option exercise and the method and form of payment of the Option.

     The Committee is also authorized to grant Share Appreciation Rights (SARs). The Committee, in its sole discretion, determines the time at which a SAR may be exercised, the method of exercise, the method of settlement, the form of consideration, the method by which Shares will be delivered, whether or not a SAR is granted with any other award, and any other terms and conditions of any SAR.

     Participants receiving Restricted Shares under the 2001 Plan will have all the rights of a Shareholder (including voting and dividend rights), except that all such Shares will be subject to such restrictions on transferability and other restrictions, if any, that the Committee may impose. If a Participant's employment or contract terminates during the applicable restriction period, Restricted Shares that are at that time subject to restrictions are forfeited, unless the Committee determines otherwise, and reacquired by the Company.

     Participants receiving Deferred Shares under the 2001 Plan will be issued the Shares upon the expiration of the deferral period specified in the award. The Deferred Shares are subject to any restrictions, including forfeiture conditions, the Committee may impose. The Committee may also provide for dividend equivalent payments to be credited in respect of Deferred Shares. Unless the Committee determines otherwise, if a Participant's employment or contract terminates during the applicable deferral period, all Deferred Shares subject to forfeiture are forfeited.

     Generally, a Participant receiving an Option under the 2001 Plan will not recognize taxable income as a result of the grant. However, a Participant will recognize ordinary income at the time of exercise of the Option in the amount equal to the excess of the fair market value of the Shares at the time of exercise over the Exercise Price. The amount of ordinary income recognized by a Participant is generally deductible by the Company. The deduction will be limited, however, to the extent it represents an expense attributable to the production of tax-exempt income. In addition, the Company may recognize taxable gain at the time a Participant exercises an Option.
New Plan Benefits

     The number of Shares and other awards that may be granted under the 2001 Share Incentive Plan is undeterminable at this time, as such grants are subject to the discretion of the Committee.

Vote Required for Approval

     The affirmative vote of a majority of the holders of the outstanding Common Shares, Term Growth Shares, Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares (voting as one class) is necessary for the approval of the 2001 Share Incentive Plan. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted for the adoption of the 2001 Share Incentive Plan.

 The Board of Directors unanimously recommends that you vote FOR this proposal.

            PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE & EQUITY, LLC
                     2001 NON-EMPLOYEE DIRECTORS' SHARE PLAN
                                (Proposal No. 3)

The following is a brief description of the material features of the 2001 Non-Employee Directors' Share Plan. The description is qualified in its entirety by reference to such plan, a copy of which is attached hereto as Appendix B.

     In 1996 and 1998 the Company  established the 1996 Non-Employee  Directors'
Share Plan (the "1996  Directors'  Plan") and the 1998  Non-Employee  Directors'
Share Plan (the "1998 Directors' Plan" and together with the 1996 Directors' Plan, the "Directors' Plans"), respectively, to provide compensation to non-employee Directors of the Company, and to link Director compensation to measures of the Company's performance. The Board of Directors believes that the Directors' Plans have achieved its stated purposes. A total of 100,000 Common Shares (the "Shares") were reserved for issuance in connection with awards under the Directors' Plans. As of December 31, 2000, there were no Shares available for issuance under the Directors' Plans.

     Accordingly, the Board of Directors has adopted and recommends the approval by Shareholders of a new 2001 Non-Employee Directors' Share Plan (the "2001 Directors' Plan") providing for the issuance of up to 150,000 Shares to non-employee Directors. Approximately six non-employee directors will be eligible to participate in the 2001 Directors' Plan. The number and kind of shares reserved and automatically granted under the 2001 Directors' Plan are subject to adjustment in the event of share splits of the Common Shares and other extraordinary events. The terms of the 2001 Directors' Plan will be generally the same as those of the 1996 and 1998 Directors' Plans. Under the 2001 Directors' Plan, non-employee directors will be granted options for Shares, and may elect to receive Shares in lieu of fees. Subject to approval by the Company's Shareholders, the 2001 Directors' Plan will become effective as of July 19, 2001 and expire when either the Board takes action to terminate the 2001 Directors' Plan or when no Shares remain available for issuance under the 2001 Directors' Plan and the Company and those who have been granted an award under the 2001 Directors' Plan (the "Participants") have no further rights or obligations under the 2001 Directors' Plan.

Options
-------

     Effective January 1, 2000, the Directors' Plans were amended to provide that each non-employee director receive an option to purchase 7,000 Common Shares upon his initial election or appointment and an option to purchase 5,000 Common Shares on the date of each Annual Meeting of Shareholders. Such options will have exercise prices equal to the fair market value of Common Shares on the date of grant. As of March 30, 2001, the fair market value of Common Shares was $22.40 per Common Share. The full exercise price may be paid in cash (including check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an Option or other award less than six months before date of surrender) having a fair market value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

     The options will expire at the earlier of 10 years after the date of grant or one year after the optionee ceases serving as a director. Options received upon initial election or appointment will become exercisable in three equal installments commencing at the earlier of: (a) the next anniversary of the director's initial election, or (b) the next Annual Meeting of Shareholders. Options received on the date of each Annual Meeting of Shareholders become exercisable at the earlier of: (a) the next anniversary of the option grant, or
(b) the next Annual Meeting of Shareholders. Such options are subject to earlier exercisability in the event of death, disability, or a change in control (as defined in the Directors' Plans), and will be forfeited in the event of cessation of service as a director within 10 months after the date of grant. If an option expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such option will again be available for issuance under the 2001 Directors' Plan.

     Generally, a non-employee director receiving an option under the 2001 Directors' Plan will not recognize taxable income as a result of the grant. However, a Participant will recognize ordinary income at the time of exercise of the option in the amount equal to the excess of the fair market value of the Shares at the time of exercise over the exercise price. The amount of ordinary income recognized by a non-employee director is generally deductible by the Company. The deduction will be limited, however, to the extent it represents an expense attributable to the production of tax-exempt income. In addition, the Company may recognize taxable gain at the time a non-employee director exercises an Option.

Share or Deferred Shares in Lieu of Fees
----------------------------------------

     The 2001 Directors' Plan permits a non-employee director to elect to be paid any directors' fees in the form of Common Shares having a fair market value equal to the amount of fees he has elected to forgo, with such Shares issuable at the time the fees otherwise would have been paid or on a deferred basis. Whenever dividends are paid or distributions are made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account receive dividend equivalents. The interest of each Participant in any fees paid in the form of Common Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

New Plan Benefits
-----------------

     The number of Shares that may be granted under the 2001 Non-Employee Directors' Share Plan to non-employee directors as a group is 150,000.

Vote Required for Approval
--------------------------

     The affirmative vote of a majority of the holders of the outstanding Common Shares, Term Growth Shares, Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares (voting as one class) is necessary for the approval of the 2001 Non-Employee Directors' Share Plan. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed be voted for the adoption of the 2001 Non-Employee Directors' Share Plan.

 The Board of Directors unanimously recommends that you vote FOR this proposal.

                                                                   APPENDIX A


                    FORM OF MUNICIPAL MORTGAGE & EQUITY, LLC
               2001 SHARE INCENTIVE PLAN - (Amended June 15, 2001)


     1. Purpose.
        --------
     The purpose of this 2001 Share Incentive Plan (the "Plan") of Municipal Mortgage & Equity, LLC, a Delaware limited liability company (the "Company"), is to advance the interests of the Company and its shareholders by providing a means to attract, retain, and reward executive officers and other key individuals of the Company and its subsidiaries, to link compensation to measures of the Company's performance in order to provide additional share-based incentives to such individuals for the creation of shareholder value, and to promote ownership of a greater proprietary interest in the Company, thereby aligning such individuals' interests more closely with the interests of shareholders of the Company.

     2.  Definitions.
         ------------
     The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Shares, Deferred Shares, and Shares granted as a bonus or in lieu of other awards are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." The definitions of terms relating to a Change in Control of the Company are set forth in Section 8 of the Plan. In addition to such terms and the terms defined in Section 1, the following are defined terms under the Plan:

     (a) "Award Agreement" means any written agreement, contract, notice to a Participant, or other instrument or document evidencing an Award.

     (b) "Beneficiary" means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant's estate.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

     (e) "Committee" means the Share Incentive Committee, or such other Board committee as may be designated by the Board to administer the Plan.

     (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

     (g) "Fair Market Value" means, with respect to Shares, Awards, or other property, the fair market value of such Shares, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share means, as of any given date, the closing sales price of a Share reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such closing sales price was reported for such date, for the most recent trading day prior to such date for which a closing sales price was reported.

     (h) "Participant" means a person who, as an executive officer, key employee or key independent contractor of the Company or a subsidiary, has been granted an Award under the Plan which remains outstanding.

     (i) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     (j) "Share" means a Common Share of the Company and such other securities as may be substituted for such Share or such other securities pursuant to
Section 4.

     3. Administration.
        ---------------
     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to select Participants to whom Awards may be granted;

          (ii) to determine the type or types of Awards to be granted to each Participant;

          (iii) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule or performance conditions for the lapse of restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and waivers, accelerations, or modifications thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (v) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

          (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (viii) to correct any defect or supply appropriate text for any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

          (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Amended and Restated Certificate of Formation and Operating Agreement, or applicable law, the Committee shall have discretion to exercise authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and Shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any subsidiary the authority, subject to such terms as the Committee shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions of the Committee as the Committee may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee as the Committee may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons.

     (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

     4. Shares Available Under Plan; Individual Award Limitations; Adjustments.
        ----------------------------------------------------------------------
     (a) Shares Reserved for Awards. Subject to adjustment as hereinafter provided, the total number of Shares reserved and available for issuance to Participants in connection with Awards under the Plan shall be 900,000 Shares; provided, however, that the number of Shares issued as Restricted Shares shall not exceed 20% of such total; the number of Shares issued as Awards other than Options (including Restricted Shares) shall not exceed 40% of such total; and the number of Shares with respect to which Awards of Options and SARs may be granted to any Participant shall not exceed 450,000 during any 12 month period. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares to which other then-outstanding Awards relate, exceeds an applicable limitation on the number of Shares then remaining available for issuance under this Section 4. If all or any portion of an Award is forfeited, settled in cash, or terminated without issuance of Shares to the Participant, the Shares to which such Award or portion thereof related shall again be available for Awards under the Plan, and such Award or portion thereof shall not count against the percentage limitations applicable to Restricted Shares and Awards other than Options; provided, however, that Shares withheld in payment of the exercise price of any Option or withholding taxes relating to any Award and Shares equal to the number of Shares surrendered in payment of the exercise price of any Option or withholding taxes relating to any Award shall, for purposes of this provision, be deemed not to have been issued to the Participant in connection with such Awards under the Plan. The Committee may adopt procedures for the counting of Shares relating to any Award to ensure appropriate counting and avoid double counting (in the case of tandem or substitute awards). Any Shares issued pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant (which treasury Shares or acquired Shares will be deemed to have been "issued" pursuant to such Award).


     (b) Adjustments. In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, stock split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares remaining reserved and available for issuance under Section 4(a), (ii) the number and kind of outstanding Restricted Shares or Restricted Shares relating to any other outstanding Award in connection with which Restricted Shares may be issued,
(iii) the number and kind of Shares that may be issued in respect of other outstanding Awards, and (iv) the exercise price or grant price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

         5. Eligibility.
            ------------
     Executive officers, other key employees and other key independent contractors of the Company and its subsidiaries, including any director who is also an executive officer or employee, are eligible to be granted Awards under the Plan; provided, however, that members of the Committee are not eligible to be granted Awards under the Plan.

     6. Specific Terms of Awards.
       --------------------------
     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on amy Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(f)), such additional terms and conditions, not consistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant or upon the occurrence of other events. In addition, the Committee shall require, as the condition of the issuance of Shares in connection with any Award, that consideration be received by the Company which meets the requirements of the Delaware Limited Liability Company act.

     (b) Options. The Committee is authorized to grant Options (which are not to be treated as incentive options under Section 422 of the Code) to Participants (including "reload" options automatically granted upon the occurrence of specified exercises of options) on the following terms and conditions:

               (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee without regard to the Fair Market Value of a Share on the date of grant of the Option.

               (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Shares will be delivered or deemed to be delivered to Participants.

               (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the Options, unexercised Options shall be forfeited and again be available for Award by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the Options will be waived in whole or in part in the event of terminations resulting from specified causes.

               (iv) Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of an Option. The amount of the dividend equivalent shall be credited on the dividend payment date in any of the following forms: in cash, or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or in options to acquire additional shares under the Option at no cost based on the dividend payments, or in a reduction of the exercise price of the Option. If the Committee provides for crediting dividend equivalents in the form of additional Options or Shares, such dividend equivalents must be approved by the Committee before such Options or Shares can be credited to the Participant.

     (c) Share Appreciation Rights.
     ------------------------------
     The Committee is authorized to grant SARs to Participants on the following terms and conditions:

               (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR.

               (ii) Other Terms. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control (as such term is defined in Section 8(b) or as otherwise defined by the Committee) may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Such Limited SARs may be either freestanding or in tandem with other Awards.

               (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the SARs, unexercised SARs shall be forfeited and again be available for Award by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the SARs will be waived in whole or in part in the event of terminations resulting from specified causes.

     (d) Restricted Shares.
         -------------------
     The Committee is authorized to grant Restricted Shares to Participants on the following terms and conditions:

               (i) Grant and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Shares, a Participant granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Shares that are at that time subject to restrictions shall be forfeited and reacquired by the Company;
          provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

               (iii) Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

               (iv) Dividends and Distributions. Dividends paid on Restricted Shares shall be either paid at the dividend payment date in the form the dividends are paid to other shareholders, in cash, or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Shares, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Shares distributed in connection with a Share split or Share dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property are distributed.

     (e) Deferred  Shares.
         -----------------
     The Committee is authorized to grant Deferred Shares to Participants, subject to the following terms and conditions:

               (i) Award and Restrictions. Issuance of Shares will occur upon expiration of the deferral period specified for an Award of Deferred Shares by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Shares shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, under such circumstances, in such installments, or otherwise as the Committee may determine.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Shares), all Deferred Shares that are at that time subject to such risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

               (iii) Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of Deferred Shares, which amounts may be paid or distributed when accrued or deemed reinvested in additional Deferred Shares.

     (f) Bonus Shares and Awards in Lieu of Cash  Obligations.
         ------------------------------------------------------
     The Committee is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements; provided, however, that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such Shares or Awards shall be determined by the Committee in a manner conforming to then-applicable requirements of Rule 16b-3. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

7.  Certain Povisions Applicable to Awards.
    ---------------------------------------
     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares granted in substitution for an outstanding Award or award may be adjusted to reflect the in-the-money value of the surrendered Award or award.

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

     (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments denominated in Shares.

     (d) Rule 16b-3 Compliance. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if, at such time, any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under
Section 16(b).

     (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

     8. Change in Control Provisions.
        -----------------------------
     (a) In the event of a "Change in Control," as defined in this Section, the following acceleration provisions shall apply:

               (i) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions set forth in Sections 7(d) and 9(a); and

               (ii) the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Award shall be deemed fully vested, and any performance conditions imposed with respect to any Award shall be deemed to be fully achieved, subject to the restrictions set forth in Sections 7(d) and 9(a).

     (b) For purposes of the Plan, a "Change in Control" shall have occurred if, after consummation of the Transaction:

               (i) Any "Person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 8(b)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

               (iii) the shareholders of the Company approve a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse share split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each such continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity; or

               (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     9. General Provisions.
        -------------------
     (a) Compliance With Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (b) Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated Beneficiary in the event of the {Participant's death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative; provided, however, that such Awards and other rights may be transferred to one or more transferees during the lifetime or the Participant in connection with the Participant's estate of tax planning, and such transferees may exercise rights there under in accordance with the terms thereof, but only if and to the extent consistent with the registration of the offer and sale of Shares on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan and permitted by the Committee. The Company may rely upon the beneficiary designation last filed in accordance with this Section 9(b). Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered by a Participant and shall not be subject to the claims of a Participant's creditors.

     (c) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Shares in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (d) No Right to Continued Employment; Leaves of Absence. Neither the Plan, any Award Agreement, or any action taken hereunder shall be construed as giving any Participant the right to be retained in the employ or contract of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any Participant's employment or contract at any time. Unless otherwise specified in the applicable Award Agreement, an approved leave of absence shall not be considered a termination of employment for purposes of an Award under the Plan.

     (e) No Rights to Awards; No Shareholder Rights. No Participant or employee or independent contractor shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees or independent contractors. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which Company securities may then be listed or quoted, and the Board may otherwise determine to submit other such amendments or alterations to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

     (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement will be determined in accordance with the Delaware Limited Liability Company Act and other laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     10. Shareholder Approval, Effective Date, and Plan Termination.
         -----------------------------------------------------------
     The Plan will be effective upon July 19, 2001, subject to its approval by the shareholders of the Company. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.


     As adopted by the Board of Directors on March 21, 2001 and subsequently amended.

                                   APPENDIX B

                    FORM OF MUNICIPAL MORTGAGE & EQUITY, LLC
                     2001 NON-EMPLOYEE DIRECTORS' SHARE PLAN

     1. Purpose.
        --------
     The purpose of this 2001 Non-Employee Directors' Share Plan (the "Plan") of Municipal Mortgage & Equity, LLC, a Delaware limited liability company (the "Company"), is to advance the interests of the Company and its shareholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors of the Company and to promote ownership by such directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of shareholders of the Company.

     2. Definitions.
        ------------
     In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:


     (a) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

     (b) For purposes of the Plan, a "Change in Control" shall have occurred if, after consummation of the Transaction:

               (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 2(b)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

               (iii) the shareholders of the Company approve a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse share split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity; or

               (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     (c) "Deferred Share" means a credit to a Participant's deferral account under Section 7 which represents the right to receive one Share upon settlement of the deferral account. Deferral accounts, and Deferred Shares credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

     (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

     (e) "Fair Market Value" of a Share means, as of any given date, the closing sales price of a Share reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such closing sales price was reported for such date, for the most recent trading day prior to such date for which a closing sales price was reported.

     (f) "Option" means the right, granted to a director under Section 6, to purchase a specified number of Shares at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock Options.

     (g) "Participant" means any person who, as a non-employee director of the Company, has been granted an Option or Deferred Shares which remain outstanding or who has elected to be paid fees in the form of Shares or Deferred Shares under the Plan.

     (h) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     (i) "Share" means a Common Share of the Company and such other securities as may be substituted for such Share or such other securities pursuant to
Section 8.

     3. Shares Available Under the Plan.
        --------------------------------
     Subject to adjustment as provided in Section 8, the total number of Shares reserved and available for issuance under the Plan is 150,000. Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, Shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Shares will not be considered to be available after such Option has been granted or Deferred Share credited, except for purposes of issuance in connection with such Option or Deferred Share; provided, however, that, if an Option expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such Option will again be available for issuance under the Plan.

     4. Administration of the Plan.
        ---------------------------
The Plan will be administered by the Board of Directors of the Company; provided, however, that any action by the Board relating to the Plan will be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Plan.

     5. Eligibility.
        ------------
     Each director of the Company who, on any date on which an Option is to be granted under Section 6 or on which fees are to be paid which could be received in the form of Shares or deferred in the form of Deferred Shares under Section 7, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under Section 6 or receive fees in the form of Shares or defer fees in the form of Deferred Shares under Section
7. No person other than those specified in this Section 5 will be eligible to participate in the Plan.

     6. Options.
        ---------
     An Option to purchase  7,000  Shares,  subject to adjustment as provided in
Section 8, will be automatically granted to a person who is first elected or appointed to serve as a member of the Board of Directors of the Company at or after the effective date of the Plan, on the date of such election or appointment, if such director is eligible to be granted an Option at that date and an option to purchase 5,000 Shares to each member of the Board of Directors (which may include a director who also will receive a grant under clause (i) of this sentence), on the date of the final adjournment of the Company's Annual Meeting of Shareholders each year, if such director is eligible to be granted an Option at that date.

     (a) Exercise Price. The exercise price per Share purchasable upon exercise of an Option will be equal to 100% of the Fair Market Value of a Share on the date of grant of the Option.

     (b) Option Expiration. A Participant's Option will expire at the earlier of
(i) ten years after the date of grant or (ii) one year after the date the Participant ceases to serve as a director of the Company for any reason.

     (c) Exercisability. No Option may be exercised unless and until it has become exercisable in accordance with this Section 6(c). A Participant's Option received upon initial election or appointment will become exercisable in three equal installments commencing at the earlier of : (a) the next anniversary of the director's initial election, or (b) at the next Annual Meeting of
Shareholders; Options received on the date of each Annual Meeting of Shareholders become exercisable at the earlier of: (a) the next anniversary of the option grant, or (b) at the next Annual Meeting of Shareholders; provided, however, that a Participant's Option will become immediately exercisable in full at the time the Participant ceases to serve as a director due to death or disability or upon a Change in Control; and provided further, that a Participant's Option may be exercised after the Participant ceases to serve as a director for any reason other than death or disability only to the extent that the Option was exercisable at the date he or she ceased to be a director or has become exercisable pursuant to this Section 6(c) within two months after the date he or she ceased to be a director.

     (d) Method of Exercise. A Participant may exercise an Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an Option or other award less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

     7. Receipt of Shares or Deferred  Shares In Lieu of Fees.
        ------------------------------------------------------
     Each director of the Company may elect to be paid fees, in his or her capacity as a director (including annual retainer fees for service on the Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in the form of Shares or Deferred Shares in lieu of cash payment of such fees, if such director is eligible to do so under Section 5 at the date any such fee is otherwise payable. If so elected, payment of fees in the form of Shares or Deferred Shares shall be made in accordance with this Section 7.

     (a) Elections. Each director who elects to be paid fees for a given calendar year in the form of Shares or to defer such payment of fees in the form of Deferred Shares for such calendar year must file an irrevocable written election with the Secretary of the Company no later than December 31 of the year preceding such calendar year; provided, however, that any newly elected or appointed director may file an election for any year not later than 30 days after the date such person first became a director, and a director may file an election for the year in which the Plan became effective not later than 30 days after the date of effectiveness. An election by a director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 7(a). The election must specify the following:

               (i) A percentage of fees to be received in the form of Shares or deferred in the form of Deferred Shares under the Plan; and

               (ii) In the case of a deferral, the period or periods during which settlement of Deferred Shares will be deferred (subject to such limitations as may be specified by counsel to the Company).

     (b) Payment of Fees in the Form of Shares. At any date on which fees are payable to a Participant who has elected to receive such fees in the form of Shares, the Company will issue to such Participant, or to a designated third party for the account of such Participant, a number of Shares having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant's election to receive Shares in lieu thereof. If the Shares are to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional Shares, the Company shall cause fractional Shares to be credited to the Participant's account. If fractional Shares are not so credited, any part of the Participant's fees not paid in the form of whole Shares will be payable in cash to the Participant (either paid separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 7).

     (c) Deferral of Fees in the Form of Deferred Shares. The Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Shares under this Section 7. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Shares, the Company will credit such Participant's deferral account with a number of Deferred Shares equal to the number of Shares having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Shares. The amount of Deferred Shares so credited shall include fractional Shares calculated to at least three decimal places.

     (d) Crediting of Dividend Equivalents. Whenever dividends are paid or distributions are made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account shall be entitled to receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single Share multiplied by the number of Deferred Shares (including any fractional Share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution.

     (e) Settlement of Deferred Shares. The Company will settle the Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of Shares equal to the number of whole Deferred Shares then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional share remaining at a time when less than one whole Deferred Share is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant's election filed in accordance with Section 7(a); provided, however, that a Participant may further defer settlement of Deferred Shares if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

     (f) Nonforfeitability. The interest of each Participant in any fees paid in the form of Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

     8. Adjustment Provisions.
        ----------------------
     (a) Corporate Transactions and Events. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, share split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Shares and otherwise equitable, in (i) the number and kind of Shares remaining reserved and available for issuance under Section 3, (ii) the number and kind of Shares to be subject to each automatic grant of an Option under Section 6, (iii) the number and kind of Shares issuable upon exercise of outstanding Options, and/or the exercise price per Share thereof (provided that no fractional Shares will be issued upon exercise of any Option), (iv) the kind of Shares to be issued in lieu of fees under Section 7, and (v) the number and kind of Shares to be issued upon settlement of Deferred Shares under Section 7. The foregoing notwithstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options and the value of outstanding Deferred Shares.

     (b) Insufficient Number of Shares. If at any date an insufficient number of Shares are available under the Plan for the automatic grant of Options or the receipt of fees in the form of Shares or deferral of fees in the form of Deferred Shares at that date, Options will first be automatically granted proportionately to each eligible director, to the extent Shares are then available (provided that no fractional Shares will be issued upon exercise of any Option) and otherwise as provided under Section 6, and then, if any Shares remain available, fees shall be paid in the form of Shares or deferred in the form of Deferred Shares proportionately among directors then eligible to participate to the extent Shares are then available and otherwise as provided under Section 7.

     9. Changes to the Plan.
        --------------------
     The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Shares or Deferred Shares under the Plan without the consent of shareholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system as then in effect, and the Board may otherwise determine to submit other such amendments or alterations to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previously granted Option or any previous payment of fees in the form of Shares or Deferred Shares.

     10. General Provisions.
         -------------------

     (a) Agreements. Options, Deferred Shares, and any other right or obligation under the Plan may be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Board of Directors may from time to time approve.

     (b) Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with any Option, in payment of any directors' fees, or in settlement of Deferred Shares in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (c) Limitations on Transferability. Options, Deferred Shares, and any other right under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of the Participant only by such Participant or his or her guardian or legal representative; provided, however, that Options and Deferred Shares (and rights relating thereto) may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant for purposes of the Participant's estate planning or at the Participant's death, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Shares related thereto on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan. The Company may rely upon the beneficiary designation last filed in accordance with this Section 10(c). Options, Deferred Shares, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

     (d) Compliance with Rule 16b-3. It is the intent of the Company that this Plan complies in all respects with applicable provisions of Rule 16b-3. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to a transaction by a Participant, such provision will be construed or deemed amended to the extent necessary, to conform to the applicable requirements with respect to such Participant.

     (e) No Right To Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company.

     (f) No Shareholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant (or person) or, in the case of an Option, such Option is validly exercised in accordance with Section 6.

     (g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors nor any submission thereof to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.

     (h) Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the Delaware Limited Liability Company Act and other laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     11. Effective Date and Plan Termination.
         ------------------------------------
     The Plan will be effective if, and at such time as, the Company's 2001 Share Incentive Plan has become effective, subject to its approval by the shareholders of the Company. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.



As adopted by the Board of Directors:           March 21, 2001